UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  October 4 , 2004

Vitesse Semiconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other Jurisdiction of Incorporation)

0-19654		77-0138960
(Commission File Number)		(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 388-3700

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2004, Vitesse Semiconductor Corporation issued a press release announcing the appointment of Michael Rodensky as the Company’s new Vice President of Sales and Marketing. On October 4, 2004, Vitesse Semiconductor Corporation issued a separate press release updating its guidance for the fourth quarter of fiscal 2004. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

99.1	Press release of Vitesse Semiconductor Corporation dated October 4, 2004, announcing the appointment of Michael Rodensky as Vice President, Sales and Marketing.

99.2	Press release of Vitesse Semiconductor Corporation dated October 4, 2004, updating guidance for fourth quarter of fiscal 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004	VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/ Yatin Mody

	Name:	Yatin Mody

Vice President, Finance